Exhibit 99.1

HCC INSURANCE HOLDINGS REPORTS EARNINGS
FOR THE SECOND QUARTER OF 2010
HOUSTON (August 3, 2010) . . .
HCC Insurance Holdings, Inc. (NYSE: HCC) today released results for its second quarter ended June 30, 2010.
Net earnings for the second quarter of 2010 were $83.4 million, compared with $91.6 million during the second quarter of 2009. Net earnings per diluted share were $0.72 for the second quarter of 2010, compared to $0.81 for the same quarter of 2009. Net earnings for the first six months of 2010 were $154.7 million, or $1.34 per diluted share, versus $174.8 million, or $1.54 per diluted share, for the first half of the previous year. The Company repurchased 50,150 shares of common stock in the second quarter of 2010 at an average price of $24.38 per share.
The GAAP combined ratio for the second quarter of 2010 was 85.6%, compared to 83.8% for the same quarter of 2009, and 88.0% in the first half of 2010, compared to 85.5% in the corresponding period of 2009.
The accident year combined ratio was 85.6% for the second quarter of 2010 and 87.5% for the first half of 2010. The accident year combined ratio for the first half of 2010 includes 2.0 percentage points for the catastrophes that occurred in the first quarter. Book value per share increased to $27.78 at June 30, 2010, compared to $26.58 at December 31, 2009. The Company’s annualized return on average equity for the second quarter of 2010 was 10.6%.
“We continue to exercise underwriting discipline and strategically buy facultative reinsurance. We are very pleased with the performance of our Specialty businesses in the second quarter and year to date, as well as our double digit return on equity,” John N. Molbeck, Jr., HCC President and Chief Executive Officer said.
For the second quarter of 2010, the gross written premium of HCC’s insurance company subsidiaries increased 1.5% to $691.6 million, compared to $681.3 million for the same quarter of 2009. Net written premium increased to $546.8 million in 2010, compared with net written premium of $543.4 million in 2009. Net earned premium increased to $506.4 million for the second quarter of 2010, compared to $502.0 million for the same quarter of 2009.
During the first half of 2010, gross written premium was $1.3 billion, net written premium was $1.0 billion, and net earned premium was $1.0 billion, representing a slight increase in comparison to the first half of 2009.
HCC had minimal reserve development in the second quarter and the first half of 2010, compared to $16.0 million and $11.3 million of net redundant development in the second quarter and the first half of 2009, respectively.
Investment income increased during the second quarter of 2010 to $50.2 million, compared to $48.4 million a year earlier, reflecting an increased amount of invested assets, offset by lower rates on short-term investments. On a year-to-date basis, investment income increased to $99.5 million in 2010 from $93.6 million in 2009. The Company’s fixed income investments increased 11% from June 30, 2009 to $5.1 billion at June 30, 2010. As of June 30, 2010, HCC’s fixed income securities portfolio had an average rating of AA+, an average duration of 4.8 years and an average tax equivalent yield of 5.0%. HCC recognized no other-than-temporary impairment losses on the portfolio in the first six months of 2010.
The Company’s liquidity position remains strong and its shareholders’ equity was a record $3.2 billion at June 30, 2010. The Company held $560.3 million of cash and short-term investments at the end of the quarter. HCC has a $575.0 million revolving loan facility with $553.4 million of available capacity at June 30, 2010. The Company generated $139.3 million of cash flow from operating activities in the first six months of 2010, compared to $262.2 million in the first six months of 2009.
As of June 30, 2010, total investments were $5.6 billion, total assets were $9.0 billion, and the Company’s debt to total capital ratio was 8.5%.
For further information about HCC’s results, the supplemental financial schedules are accessible on the Company’s website at http://www.hcc.com, as well as directly in the Investor Relations section of HCC’s website at http://ir.hcc.com.
(Note: If clicking on the above links does not open in a new web page, please cut and paste the above URLs into your browser’s address bar.)
HCC will hold an open conference call beginning at 8:00 a.m. Central Daylight Time on Wednesday, August 4. To participate, the number for domestic calls is (800) 374-0290 and the number for international calls is (706) 634-0161. In addition, there will be a live webcast available on a listen-only basis that can be accessed through the HCC website at www.hcc.com. The webcast replay will be archived in the Investor Relations section of the HCC website through Friday, November 5, 2010.
Headquartered in Houston, Texas, HCC Insurance Holdings, Inc. is a leading international specialty insurance group with offices across the United States and in the United Kingdom, Spain and Ireland. As of June 30, 2010, HCC had assets of $9.0 billion and shareholders’ equity of $3.2 billion. HCC’s major domestic and international insurance companies have a financial strength rating of “AA (Very Strong)” from Standard & Poor’s Corporation. HCC’s major domestic insurance companies have a

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financial strength rating of “AA (Very Strong)” from Fitch Ratings, “A1 (Good Security)” from Moody’s Investors Service, Inc., and “A+ (Superior)” by A.M. Best Company, Inc.
For more information, visit our website at www.hcc.com.
Contact:	Jonathan Lee, HCC Director of Investor Relations Telephone: (713) 996-1156
Forward-looking statements contained in this press release are made under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties. The types of risks and uncertainties which may affect the Company are set forth in its periodic reports filed with the Securities and Exchange Commission.
* * * *

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HCC Insurance Holdings, Inc. and Subsidiaries
Financial Highlights
(Unaudited, in thousands except per share data)

	Six months ended		Three months ended
	June 30,		June 30,
	2010	2009	2010	2009
Gross written premium	$1,314,074	$1,283,704	$691,578	$681,317
Net written premium	1,045,053	1,034,602	546,802	543,352
Net earned premium	1,015,972	1,004,366	506,385	501,978
Fee and commission income	40,168	56,426	19,175	26,132
Net investment income	99,466	93,629	50,217	48,411
Other operating income	11,993	28,419	2,087	5,523
Total revenue	1,174,439	1,181,874	580,179	581,136
Net earnings	154,734	174,755	83,380	91,585
Earnings per share (diluted)	$1.34	$1.54	$0.72	$0.81
Weighted-average shares outstanding (millions)	114.1	112.9	114.2	112.5
GAAP net loss ratio	61.6%	60.5%	59.0%	58.3%
GAAP combined ratio	88.0%	85.5%	85.6%	83.8%
Paid loss ratio	56.4%	52.3%	52.5%	50.6%

	June 30,	December 31,
	2010	2009
Total investments	$5,552,164	$5,456,229
Total assets	9,046,419	8,834,391
Shareholders’ equity	3,198,850	3,031,183
Debt to total capital ratio	8.5%	9.0%
Book value per share	$27.78	$26.58

HCC Insurance Holdings, Inc. and Subsidiaries
Consolidated Balance Sheets
(Unaudited, in thousands)

	June 30,	December 31,
	2010	2009
ASSETS

Investments:
Fixed income securities — available for sale, at fair value	$4,903,206	$4,538,073
Fixed income securities — held to maturity, at amortized cost	172,349	102,792
Short-term investments	476,176	810,673
Other investments	433	4,691

Total investments	5,552,164	5,456,229

Cash	84,162	129,460
Restricted cash and cash investments	159,756	146,133
Premium, claims and other receivables	695,670	600,332
Reinsurance recoverables	1,054,659	1,016,411
Ceded unearned premium	271,783	270,436
Ceded life and annuity benefits	59,480	61,313
Deferred policy acquisition costs	216,988	208,463
Goodwill	821,729	822,006
Other assets	130,028	123,608

Total assets	$9,046,419	$8,834,391

LIABILITIES

Loss and loss adjustment expense payable	$3,528,606	$3,492,309
Life and annuity policy benefits	59,480	61,313
Reinsurance balances payable	183,631	182,661
Unearned premium	1,069,355	1,044,747
Deferred ceding commissions	68,657	71,595
Premium and claims payable	166,675	154,596
Notes payable	298,560	298,483
Accounts payable and accrued liabilities	472,605	497,504

Total liabilities	5,847,569	5,803,208

SHAREHOLDERS’ EQUITY

Common stock	119,867	118,724
Additional paid-in capital	930,276	914,339
Retained earnings	2,101,047	1,977,254
Accumulated other comprehensive income	147,682	119,665
Treasury stock	(100,022)	(98,799)

Total shareholders’ equity	3,198,850	3,031,183

Total liabilities and shareholders’ equity	$9,046,419	$8,834,391

HCC Insurance Holdings, Inc. and Subsidiaries
Consolidated Statements of Earnings
(Unaudited, in thousands except per share data)

	Six months ended		Three months ended
	June 30,		June 30,
	2010	2009	2010	2009
REVENUE

Net earned premium	$1,015,972	$1,004,366	$506,385	$501,978
Fee and commission income	40,168	56,426	19,175	26,132
Net investment income	99,466	93,629	50,217	48,411
Other operating income	11,993	28,419	2,087	5,523
Net realized investment gain	6,840	3,988	2,315	933
Other-than-temporary impairment loss
Total loss	—	(5,709)	—	(2,596)
Portion recognized in equity, before tax	—	755	—	755

Net loss recognized in earnings	—	(4,954)	—	(1,841)

Total revenue	1,174,439	1,181,874	580,179	581,136

EXPENSE

Loss and loss adjustment expense, net	625,507	608,136	298,986	292,570
Policy acquisition costs, net	186,344	178,940	93,688	90,248
Other operating expense	129,183	130,524	62,515	61,526
Interest expense	10,627	8,267	5,237	3,628

Total expense	951,661	925,867	460,426	447,972

Earnings before income tax expense	222,778	256,007	119,753	133,164
Income tax expense	68,044	81,252	36,373	41,579

Net earnings	$154,734	$174,755	$83,380	$91,585

Basic earnings per share data:
Net earnings per share	$1.34	$1.55	$0.72	$0.81

Weighted-average shares outstanding (millions)	113.8	112.3	113.9	111.8

Diluted earnings per share data:
Net earnings per share	$1.34	$1.54	$0.72	$0.81

Weighted-average shares outstanding (millions)	114.1	112.9	114.2	112.5

Cash dividends declared, per share	$0.270	$0.250	$0.135	$0.125

HCC Insurance Holdings, Inc. and Subsidiaries
Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Six months ended
	June 30,
	2010	2009
Operating activities
Net earnings	$154,734	$174,755
Adjustments to reconcile net earnings to net cash provided by operating activities:
Change in premium, claims and other receivables	(79,735)	(14,383)
Change in reinsurance recoverables	(60,013)	(24,117)
Change in ceded unearned premium	(4,630)	(25,841)
Change in loss and loss adjustment expense payable	99,370	97,956
Change in reinsurance balances payable	3,253	35,985
Change in unearned premium	32,541	67,388
Change in premium and claims payable, net of restricted cash	9,127	(59,802)
Change in accounts payable and accrued liabilities	(15,389)	7,090
Stock-based compensation expense	6,937	8,906
Depreciation and amortization expense	8,249	7,652
(Gain) loss on investments	(7,329)	1,924
Other, net	(7,789)	(15,337)

Cash provided by operating activities	139,326	262,176

Investing activities
Sales of available for sale fixed income securities	133,856	199,744
Maturity or call of available for sale fixed income securities	260,053	160,470
Maturity or call of held to maturity fixed income securities	25,253	85,991
Cost of available for sale fixed income securities acquired	(703,341)	(570,529)
Cost of held to maturity fixed income securities acquired	(96,383)	(59,580)
Change in short-term investments	320,927	(160,119)
Proceeds from sales of strategic and other investments	4,577	97,407
Payments for purchase of businesses, net of cash received	(36,348)	(32,966)
Proceeds from sale of subsidiaries	15,278	5,500
Other, net	(9,405)	(8,916)

Cash used by investing activities	(85,533)	(282,998)

Financing activities
Advances on line of credit	—	105,000
Payments on line of credit	—	(15,032)
Payments on convertible notes	(64,472)	—
Sale of common stock	10,143	5,385
Purchase of common stock	(472)	(35,464)
Dividends paid	(30,983)	(28,204)
Other, net	(13,307)	(2,596)

Cash provided (used) by financing activities	(99,091)	29,089

Net increase (decrease) in cash	(45,298)	8,267
Cash at beginning of year	129,460	27,347

Cash at end of period	$84,162	$35,614

HCC Insurance Holdings, Inc. and Subsidiaries
Gross Written Premium
(Unaudited, in thousands)

	Six months ended June 30,			Three months ended June 30,
	2010	2009	Change	2010	2009	Change

Diversified financial products
D&O (1)	$219,740	$232,710	(6)%	$135,572	$138,426	(2)%
E&O (2)	113,499	127,857	(11)	57,151	65,498	(13)
Other	32,339	44,581	(27)	15,927	18,807	(15)
U.S. Surety & Credit	117,170	96,339	22	63,149	52,206	21
International Surety & Credit	40,245	39,575	2	18,940	21,013	(10)

	522,993	541,062	(3)	290,739	295,950	(2)

Group life, accident & health
Medical Stop-loss	323,558	315,844	2	161,792	156,358	3
Other Medical	49,356	63,459	(22)	27,038	31,853	(15)
Other	38,010	46,026	(17)	15,712	20,125	(22)

	410,924	425,329	(3)	204,542	208,336	(2)

Aviation	76,908	83,751	(8)	39,387	41,799	(6)

London market account
Energy	80,322	77,632	3	63,740	62,818	1
Property Treaty	55,095	—	nm	17,465	—	nm
Other	63,610	56,589	12	23,860	26,654	(10)

	199,027	134,221	48	105,065	89,472	17

Other specialty lines
Public Risk	34,691	35,877	(3)	17,979	15,943	13
HCC Lloyd’s	27,369	23,613	16	9,767	12,391	(21)
Other	42,130	39,861	6	24,109	17,440	38

	104,190	99,351	5	51,855	45,774	13

Discontinued lines	32	(10)	nm	(10)	(14)	nm

Total	$1,314,074	$1,283,704	2%	$691,578	$681,317	2%

(1)	Includes D&O and related professional liability insurance underwritten by HCCG and D&O insurance for non-profit organizations underwritten by PIA.

(2)	Includes Miscellaneous E&O, Architects and Engineers E&O, and Diversified Financial Products insurance underwritten by PIA, as well as E&O insurance underwritten in the United Kingdom and Spain.

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HCC Insurance Holdings, Inc. and Subsidiaries
Net Written Premium
(Unaudited, in thousands)

	Six months ended June 30,			Three months ended June 30,
	2010	2009	Change	2010	2009	Change

Diversified financial products
D&O (1)	$146,699	$167,141	(12)%	$90,743	$99,674	(9)%
E&O (2)	96,478	111,359	(13)	48,515	56,707	(14)
Other	24,225	35,433	(32)	11,304	13,601	(17)
U.S. Surety & Credit	107,559	91,794	17	60,140	49,392	22
International Surety & Credit	36,673	35,135	4	17,037	18,125	(6)

	411,634	440,862	(7)	227,739	237,499	(4)

Group life, accident & health
Medical Stop-loss	323,558	315,842	2	161,792	156,358	3
Other Medical	49,356	63,459	(22)	27,038	31,853	(15)
Other	10,067	15,370	(35)	4,919	7,404	(34)

	382,981	394,671	(3)	193,749	195,615	(1)

Aviation	53,750	60,876	(12)	27,729	30,265	(8)

London market account
Energy	47,465	47,735	(1)	37,623	41,558	(9)
Property Treaty	49,046	—	nm	13,789	—	nm
Other	41,250	32,806	26	17,799	12,589	41

	137,761	80,541	71	69,211	54,147	28

Other specialty lines
Public Risk	23,650	27,851	(15)	14,445	12,735	13
HCC Lloyd’s	24,898	18,917	32	8,625	9,236	(7)
Other	10,347	10,894	(5)	5,314	3,869	37

	58,895	57,662	2	28,384	25,840	10

Discontinued lines	32	(10)	nm	(10)	(14)	nm

Total	$1,045,053	$1,034,602	1%	$546,802	$543,352	1%

(1)	Includes D&O and related professional liability insurance underwritten by HCCG and D&O insurance for non-profit organizations underwritten by PIA.

(2)	Includes Miscellaneous E&O, Architects and Engineers E&O, and Diversified Financial Products insurance underwritten by PIA, as well as E&O insurance underwritten in the United Kingdom and Spain.

nm — Not meaningful comparison

HCC Insurance Holdings, Inc. and Subsidiaries
Net Earned Premium
(Unaudited, in thousands)

	Six months ended June 30,			Three months ended June 30,
	2010	2009	Change	2010	2009	Change

Diversified financial products
D&O (1)	$183,639	$172,488	6%	$90,721	$89,686	1%
E&O (2)	106,691	118,282	(10)	52,798	58,877	(10)
Other	21,364	20,767	3	9,538	9,791	(3)
U.S. Surety & Credit	98,620	89,727	10	51,871	45,235	15
International Surety & Credit	35,884	32,651	10	17,695	16,242	9

	446,198	433,915	3	222,623	219,831	1

Group life, accident & health
Medical Stop-loss	323,558	315,842	2	161,792	156,359	3
Other Medical	50,618	66,229	(24)	25,597	33,176	(23)
Other	12,597	16,100	(22)	5,742	7,548	(24)

	386,773	398,171	(3)	193,131	197,083	(2)

Aviation	58,298	65,461	(11)	29,355	32,647	(10)

London market account
Energy	26,789	22,439	19	10,602	13,204	(20)
Property Treaty	15,609	—	nm	8,855	—	nm
Other	29,215	26,940	8	15,988	12,501	28

	71,613	49,379	45	35,445	25,705	38

Other specialty lines
Public Risk	22,926	17,807	29	11,436	9,187	24
HCC Lloyd’s	19,187	20,940	(8)	9,002	10,150	(11)
Other	10,945	18,703	(41)	5,403	7,389	(27)

	53,058	57,450	(8)	25,841	26,726	(3)

Discontinued lines	32	(10)	nm	(10)	(14)	nm

Total	$1,015,972	$1,004,366	1%	$506,385	$501,978	1%

(1)	Includes D&O and related professional liability insurance underwritten by HCCG and D&O insurance for non-profit organizations underwritten by PIA.

(2)	Includes Miscellaneous E&O, Architects and Engineers E&O, and Diversified Financial Products insurance underwritten by PIA, as well as E&O insurance underwritten in the United Kingdom and Spain.

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HCC Insurance Holdings, Inc. and Subsidiaries
Net Investment Income and Unrealized Gain
(Unaudited, in thousands)

	Six months ended		Three months ended
	June 30,		June 30,
	2010	2009	2010	2009

Sources of net investment income:

Fixed income securities
Taxable	$54,803	$52,099	$27,935	$26,994
Exempt from U.S. income taxes	44,277	40,813	22,546	20,480

Total fixed income securities	99,080	92,912	50,481	47,474
Short-term investments	360	1,470	170	586
Other	2,042	1,051	534	1,103

Total investment income	101,482	95,433	51,185	49,163
Investment expense	(2,016)	(1,804)	(968)	(752)

Net investment income	$99,466	$93,629	$50,217	$48,411

Unrealized gain on available for sale fixed income securities:

Increase in unrealized gain for period, before tax	$68,632	$58,039	$61,060	$12,688

Unrealized gain at:

June 30, 2010	$224,943

March 31, 2010	$163,883

December 31, 2009	$156,311

HCC Insurance Holdings, Inc. and Subsidiaries
Net Loss Ratios
(Unaudited, in thousands)

	Six months ended		Six months ended		Twelve months ended
	June 30, 2010		June 30, 2009		December 31, 2009
	Net earned	Loss	Net earned	Loss	Net earned	Loss
	premium	ratio	premium	ratio	premium	ratio
Diversified financial products
D&O (1)	$183,639	62.5%	$172,488	62.1%	$371,650	61.2%
E&O (2)	106,691	56.6	118,282	49.5	234,768	49.6
Other	21,364	41.3	20,767	47.7	39,123	43.4
U.S. Surety & Credit	98,620	28.3	89,727	30.9	182,627	29.9
International Surety & Credit	35,884	38.4	32,651	55.4	68,162	50.9

	446,198	50.6	433,915	51.0	896,330	50.2

Group life, accident & health
Medical Stop-loss	323,558	73.9	315,842	73.5	633,572	71.7
Other Medical	50,618	68.6	66,229	78.7	134,161	86.0
Other	12,597	58.3	16,100	58.4	29,887	43.6

	386,773	72.7	398,171	73.8	797,620	73.0

Aviation	58,298	59.3	65,461	57.0	129,626	56.6

London market account
Energy	26,789	36.7	22,439	7.7	49,116	24.0
Property Treaty	15,609	103.5	—	nm	—	nm
Other	29,215	60.8	26,940	42.6	54,043	41.5

	71,613	61.1	49,379	26.7	103,159	33.1

Other specialty lines
Public Risk	22,926	69.6	17,807	66.4	39,986	66.3
HCC Lloyd’s	19,187	62.1	20,940	65.1	40,273	69.1
Other	10,945	87.6	18,703	91.2	30,114	49.6

	53,058	70.6	57,450	74.0	110,373	62.8

Discontinued lines	32	nm	(10)	nm	127	nm

Total	$1,015,972	61.6%	$1,004,366	60.5%	$2,037,235	59.7%

(1)	Includes D&O and related professional liability insurance underwritten by HCCG and D&O insurance for non-profit organizations underwritten by PIA.

(2)	Includes Miscellaneous E&O, Architects and Engineers E&O, and Diversified Financial Products insurance underwritten by PIA, as well as E&O insurance underwritten in the United Kingdom and Spain.

nm — Not meaningful comparison

HCC Insurance Holdings, Inc. and Subsidiaries
Subprime Liability Exposure
June 30, 2010
•	As of June 30, the Company had 77 “non-Side A only” D&O, E&O and Fiduciary Liability claims and 17 “Side A only” D&O claims relating to subprime issues. There were no new claims in the second quarter of 2010.

•	Of the D&O claims reported, four are on primary policies with gross policy limits totaling $20 million. The remaining D&O claims are on excess policies.

•	The average policy limit on the “non-Side A only” claims is $13.3 million gross and $9.1 million net, with an average attachment point of $85 million.

•	The average policy limit for “Side A only” claims is $14.2 million gross and $11.3 million net, with an average attachment point of $159 million.

•	Based upon the Company’s present knowledge, HCC believes the ultimate subprime related losses will be contained within the current overall reserves for D&O, E&O and Fiduciary Liability business.